Exhibit 10.1

CANO PETROLEUM, INC.

STOCK OPTION AGREEMENT

                Cano Petroleum, Inc., a Delaware corporation whose address is 309 West Seventh Street, Suite 1600, Fort Worth, Texas 76102 (the “Company”), hereby grants Gerald W. Haddock (collectively with any registered assigns,  the “Holder”) an Option (the “Option”)to acquire from the Company an aggregate of Fifty Thousand (50,000) shares (the “Option Shares”) of  the common stock, par value $0.0001 per share of the Company (“Common Stock”) at any time during the Option Period (defined below).

1.             Exercise; Issuance of Certificates; Payment for Shares.

                (a)           Purchase Price.  The purchase price of each Option Share issuable upon exercise of this Option shall be $4.00 per Option Share, subject to adjustment as provided in Section 5 hereof (“Purchase Price”).

                (b)           Option Exercise.  The purchase rights represented by this Option may be exercised by the Holder, in whole or in part, at any time, and from time to time during the Option Period, by the surrender and presentment of this Option accompanied by a duly executed Notice of Exercise in the form attached hereto (the “Exercise Notice”), together with the payment of the aggregate Purchase Price (the “Aggregate Purchase Price”) for the number of Option Shares specified in the Exercise Notice in the manner specified in Section 1(d) or 1(e) hereof, all of which shall be presented to the Company at its principal office.

                (c)           Option Period.  The “Date of Grant” of this Option is December 16, 2004.  The “Option Period” shall commence on the first day immediately following the  expiration of six months from the Date of Grant (the “Exercise Commencement Date”) and shall continue until the Expiration Date.  The “Expiration Date” shall mean that date which is the tenth anniversary of the Exercise Commencement Date.

                (d)           Payment of Purchase Price.  The Aggregate Purchase Price of the Option Shares being acquired upon exercise of this Option shall be paid by the Holder to the Company by delivery of a wire transfer of immediately available funds or a certified bank or cashier’s check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Option Shares specified in the Exercise Notice to be purchased upon such exercise.

                (e)           Cashless Exercise of Options.  Notwithstanding any provisions to the contrary in this Option, the Holder, at its option, may, in lieu of paying the Aggregate Purchase Price in cash pursuant to Section 1(d) hereof, require that the Company reduce the number of Option Shares to be delivered to such Holder upon the exercise of the Options then being exercised by the number of Option Shares having an aggregate Net Value as of the date of surrender equal to the Aggregate Purchase Price of all Options Shares issuable upon such exercise.  The “Net Value” of an Option Share shall mean the Fair Market Value minus the Purchase Price of such Option Share; the “Fair Market Value” shall mean (i) in the event the Common Stock is listed on a national stock exchange or NASDAQ, the average closing sales price on such exchange or NASDAQ for the 20 trading days immediately preceding the date of exercise; (ii) in the event (i) is inapplicable but the Common Stock is quoted in the over-the-counter market, the mean of the bid and asked prices of the Common Stock on the date of exercise; or (iii) in the event (i) and (ii) are inapplicable, the fair market value of a share of the Common Stock as determined in good faith by the Board of Directors of the Company.

                (f)            Issuance of Certificates.  As soon as practicable after full or partial exercise of this Option, the Company at its expense shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Option Shares for which this Option is being exercised in such denominations as instructed by the Holder (or, in the case of a cashless exercise under Section 1(e) hereof, the Common Stock into which the Option Shares are convertible), together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Option.   In the event this Option is only partially exercised, a new Option evidencing the right to acquire the number of Option Shares with respect to which this Option shall not then have been exercised shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Option Shares so purchased.

2.             Shares Fully Paid; Reservation of Shares.  The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery upon the exercise of this Option.  All Option Shares when issued in accordance with this Option shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever, and free from all preemptive rights of any security holders of the Company.  The Company shall take all action as may be necessary to assure that such Option Shares (and any other securities and property) may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements, of any domestic securities exchange or inter-dealer quotation system upon which the Common Stock may be listed.

3.             Assignment of Option.  All of the covenants and provisions of this Option by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of its heirs, successors, and permitted assigns hereunder.  This Option may be sold, transferred, assigned, or hypothecated only in compliance with Section 6 herein.  Any assignment shall be made by surrender of this Option to the Company, together with a duly executed assignment in the form attached hereto (“Assignment Form”), whereupon the Company shall, without charge, execute and deliver a new Option containing the same terms and conditions of this Option in the name of the assignee as named in the Assignment Form, and this Option shall be cancelled at that time.

4.             Covenant and Warranty Regarding Freely Tradable Option Shares.   The Company represents, warrants and covenants that the Company shall take all necessary actions, at its expense, either to cause the issuance of the Option Shares to Holder upon exercise of the Option to be registered under the Securities Act of 1933 (the “Securities Act”), so that the Option Shares received by  Holder upon exercise of the Option shall be “freely tradeable” (subject only to restrictions, if any, arising due to Holder’s capacity as an affiliate or statutory insider of the Company), or to cause the Option Shares to be registered under the Securities Act for subsequent resale by Holder, or to assure that subsequent resale by Holder of Option Shares in public market transactions shall be exempt from registration under the Securities Act.

5.             Adjustment of Purchase Price and Number of Option Shares.   The number of Option Shares shall be proportionately adjusted (and the Purchase Price shall be inversely proportionally adjusted) for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  If the Company declares, pays, or makes any dividend or other distribution upon its outstanding shares of Common Stock payable in securities or other property (excluding cash dividends from current income and dividends payable in shares of Common Stock, but including, without limitation, shares of any other class of the Company’s stock or stock or other securities convertible into or exchangeable for Common Stock or any other class of the Company’s stock or other interests in the Company or its assets (“Convertible Securities”)), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Option.   Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Option, to acquire for the Aggregate Purchase Price described in this Option the kind and amount of shares of stock and other securities, property (including cash), and interests as would be issued or payable with respect to or in exchange for the number of Option Shares that are then purchasable pursuant to this Option as if such Option Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change described above), (B) consolidation or merger of the Company with or into another corporation or entity, or (C) spin-off of assets, a subsidiary, or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance, or exchange of a significant portion of the Company’s assets taken as a whole, in a transaction pursuant to which the Company’s shareholders of record are to receive securities or other interests in a successor entity.

6.             Transfer to Comply with the Securities Act.  Neither this Option nor the Option Shares or any other security issued or issuable upon exercise of this Option may be offered or sold except in compliance with the Securities Act. The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Option Shares, or any other security issued or issuable upon exercise of this Option, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act:

“The shares represented by this Certificate may not be offered for sale, sold, assigned, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.”

The Holder agrees that it will not offer for sale, sell, assign, pledge, hypothecate, or otherwise transfer (a “Disposition”) the Option, the Option Shares, or any other securities issued or issuable upon exercise of this Option unless the Disposition of such securities is registered under the Securities Act and the securities laws of all other applicable jurisdictions or an exemption therefrom is available as supported by an opinion of counsel reasonably satisfactory to the Company.  Subject to the preceding, the Option and the Option Shares, and any other securities issued or issuable upon exercise of this Option are assignable in whole or in part by the Holder.

7.             Representations by Holder.  By acceptance of this Option, the Holder hereby represents and covenants:  (a) that any securities purchased upon exercise of this Option or acquired upon conversion thereof shall be acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof within the meaning of Section 2(11) of the Securities Act; (b) that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; (c) that the Holder is able to bear the economic risk of holding such securities as may be acquired pursuant to the exercise of this Option for an indefinite period; (d) that the Holder understands that the securities acquired pursuant to the exercise of this Option will not be registered under the Securities Act (except as otherwise provided herein) and will be “restricted securities” within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Option, and even then will not be available unless a public market then exists for the securities, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with.

8.             No Impairment.  The Company covenants that it will not, by amendment of its Certificate of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Option, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

9.             Further Assurances.  The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Option Shares or other securities upon the exercise of all Options from time to time outstanding.

10.           Notices.  All notices, demands, requests, certificates, or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given, and received when personally given or on the fifth calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Option Agreement.  The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

11.           Binding Effect.  This Option shall be binding upon any corporation or other entity succeeding the Company by merger, consolidation, or other acquisition and the benefits of this Option shall inure to the Holder’s heirs, legal representatives, successors, and assigns.

12.           Applicable Law.  This Option shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of the conflict of laws.

13.           Additional Grant of Option at Discretion of Board of Directors.  This Option is granted to Gerald W. Haddock (“Haddock”) in consideration of his agreement to use his expertise, experience, skill and knowledge to furnish the Company with consulting services on certain matters.  The Board of Directors shall give due consideration to granting Haddock an additional option, on the same terms as this Option, as a bonus based upon the successful performance of, and additional value to the Company of, those services and such other factors as the Board deems relevant;  provided, however, that the grant of an additional option shall be at the discretion of the Board of Directors.

14.           Mutual Rescission of Prior Option Grant.  Haddock and the Company previously entered into a Stock Option Agreement dated December 10, 2004.  That Stock Option Agreement is hereby mutually rescinded ab initio.

IN WITNESS WHEREOF, the parties hereto have entered into this Stock Option Agreement, this 16th day of December, 2004.

CANO PETROLEUM, INC.

By:
Printed Name and Title:	GERALD W. HADDOCK

ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto , the rights represented by the within Option to purchase __________ (________) shares of the Common Stock of Cano Petroleum, Inc., a Delaware corporation, pursuant to the terms and conditions of this Option held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee a new Option pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Option Shares remaining pursuant to the undersigned’s Option after the assignment contemplated herein, to issue and deliver to the undersigned a new Option evidencing the right to purchase the number of Option Shares remaining after issuance and delivery of this Option to the above-named assignee.  Except for the number of shares that may be purchased, the new Options to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned’s Option.  To complete the assignment contemplated by this Assignment, the undersigned irrevocably appoints                            as the undersigned’s attorney-in-fact to transfer this Option and the rights thereunder on the books of the Company with the full power of substitution for these purposes.

Date:

Printed Name of the Holder:

Signature:

(Signature must correspond with the name as written upon the face of this Option, in every particular, without alteration or enlargement, or any change whatsoever, with signature guaranteed.)

                                                                                  NOTICE OF EXERCISE

                The undersigned Holder of an Option to purchase shares of Common Stock Cano Petroleum, Inc., a Delaware corporation, hereby elects to purchase, pursuant to the provisions of the Holder’s Option dated _________, 2004 held by the undersigned, the following number of such shares                           (_______); and requests that the Certificate for such shares be issued in the name of, and delivered to ______________________, whose address is _____________________________________________; and further requests, if the number of shares transferred are not all the shares that may be acquired pursuant to the unexercised portion of this Option, that a new Option of like tenor for the remaining shares that may be acquired pursuant to this Option be issued and delivered to the undersigned.

Dated:

Printed Name:
Signature:
Address:
IRS ID No.

(Signature must conform in all respects to the name of Holder as specified on the face of this Option.)